EXHIBIT 99.4

                                   SCHEDULE 1

1.    Wiring Instructions.

      Please instruct your bank to wire funds to:

      Commerce Bank
      6000 Atrium Way
      Mt. Laurel, New Jersey 08054 ABA #: 026013673

      For the account of:
      Blank Rome LLP
      Attorney Escrow Account
      Account No.:  7910028575
      C/M #:  120755-100  Atty: BLS

2.    Instructions for payment by check.

      When delivering your completed subscription documents, please also deliver a check to Blank Rome LLP in the applicable amount, payable to Blank Rome LLP as Escrow Agent, which check shall be immediately forwarded to and the proceeds thereof held by the escrow agent.

3.    General Rights and Obligations

      A. Registration of Warrants under the Exchange Act. Promptly upon request of the holders of a majority of the Warrants, the Company will take all necessary action at its expense to cause the registration of the Warrants under the Securities Exchange Act of 1934, as amended.

      B. Registration Rights.

            (i) On or  prior to the  forty-fifth  (45th)  day  after  the  final
Closing (the "Registration Filing Date"), the Company shall file a Registration Statement ("Registration Statement") under the Securities Act with the Securities and Exchange Commission ("SEC") and shall make appropriate filings in such states as the Placement Agent shall reasonably specify, (i) registering for resale by the Investors (a) the shares of Common Stock issuable upon conversion of the Preferred Stock as dividends on the Preferred Stock, (b) the Warrants and
(c) the shares of Common Stock underlying the Warrants ("Warrant Shares"), (ii) registering for resale by the Placement Agent and other agent shares of Common Stock underlying any warrants issued to them in connection with the Offering and
(iii) registering the issuance by the Company of the Warrant Shares ("Original Issuance Shares") to any person who subsequently purchases the Warrants from any Investor in this Offering in the open market and thereafter elects to exercise such Warrants (all of the foregoing securities are hereinafter collectively referred to as the "Registrable Securities"). The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible but no later than the one hundred twentieth (120th) day following the final Closing. If (i) the Registration Statement has not been (x) filed on or prior to the Registration Filing Date or (y) declared effective by the SEC and the offering registered thereby cleared in all respects by the National Association of Securities Dealers, Inc. ("NASD") on or prior to the earlier of the one hundred twentieth (120th) day following the final Closing or the tenth
(10th) business day following the date on which the SEC advises the Company that it is not reviewing the Registration Statement or has no further comments to the Registration Statement, or (ii) after the Registration Statement has been declared effective by the SEC, sales of Registrable Securities cannot be made by a Holder under the Registration Statement for any reason (other than as provided for in Section 3B(v) or such Holder's failure to comply with any of its requirements contained herein) not within the exclusive control of such Holder (the date on which an event under clause (i) or (ii) occurs is referred to as a "Registration Default"), the Company shall pay to the Investor an amount equal to 2% of the Investor's total purchase price in this Offering on the date of the Registration Default and on each monthly anniversary thereafter until the aforementioned registration, effectiveness or clearance conditions, as the case may be, have been fulfilled.

            (ii) "Piggy-back" Rights. If at any time the Company files a registration statement (excluding registration statements on Forms S-4 and S-8), the Holders of Registrable Securities have the right to include in such registration statement their Registrable Securities, if such Securities are not then included on a current and effective registration statement; provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering (the "Underwriter"), the inclusion of such Registrable Securities, when added to the securities being registered by the Company or the selling stockholder(s), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the number of securities to be sold by all stockholders in such public offering (if any) shall be apportioned pro rata among all such selling stockholders, including all holders of the Registrable Securities, according to the total amount of securities of the Company proposed to be sold by said selling stockholders, including all holders of the Registrable Securities.

            (iii) Procedures. In the event the Company proposes to file a registration statement as described under subsection (ii), the Company will promptly give written notice of such proposed registration to all Holders of the Registrable Securities. Such Holders will then have the right, by giving written notice to the Company within ten days after the Company provides its notice, to elect to have included in such registration such of their Registrable Securities as such Holders may request in such notice of election.

            (iv) Effective and Current. The Company will keep any registration statement which registers the Registrable Securities pursuant hereto effective and current until the earlier of the date by which all the registered Registrable Securities have been sold and the date that the Registrable Securities may be sold pursuant to Rule 144 without any volume restrictions and, subject to the Black-Out Periods (defined below), the date all of the Warrants are either exercised, redeemed or otherwise expired.

            (v) Amended Prospectus. The Company will notify each Holder of such Registrable Securities as expeditiously as possible following the effectiveness of any Registration Statement filed pursuant to this section, and/or of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus included in the Registration Statement ("Prospectus"). If the Prospectus is amended to comply with the requirements of the Securities Act, the Holders, if requested by the Company, will immediately cease making offers of the Registrable Securities and the Company will promptly provide the Holders with revised Prospectuses to enable the Holders to resume making offers of the Registrable Securities. The Company will promptly notify the Holders, if after delivery of a Prospectus to the Holders, that, in the judgment of the Company, it is advisable to suspend use of the Prospectus delivered to the Holders due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company. Upon receipt of such notice, each such Holder will immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Holder has received copies of a supplemented or amended Prospectus or until such Holder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus (such period of discontinuance is referred to herein as a "Black-Out Period"). Notwithstanding anything to the contrary herein, the Company will not exercise its rights under this subsection to suspend sales of Registrable Securities for a period in excess of 10 consecutive days or 30 days in any 365-day period.

            (vi) Covenants. If and whenever the Company is required by the provisions of this Agreement to affect the registration of any Registrable Securities under the Securities Act, the Company will:

                  (a) as expeditiously as possible furnish to each Holder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder;

                  (b) as expeditiously as possible, notify each Holder, promptly after it receives notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                  (c) The Company will use reasonable efforts to qualify or register the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by any Holder, provided that the Company shall not be obligated to execute or file any general consent to service of process (unless the Company is already then subject to service in such jurisdiction).

            (vii) Fees and Expenses. In any registration statement in which Registrable Securities are included, the Company will bear all expenses and pay all fees incurred in connection therewith, excluding underwriting discounts and commissions payable with respect to the Registrable Securities, and fees and expenses of counsel and/or other experts retained by the Holders of the Registrable Securities (except as set forth below) but including the expenses of preparing the Registration Statement, filing it with the SEC and NASD and having it declared effective (or cleared) by such agencies, providing a reasonable number of copies of the prospectus contained therein to the Holders, and reasonable fees of up to $5,000 and expenses of Blank Rome LLP, as special counsel for all of the Holders of the Securities issued in this Offering which amount is being paid by the Company on the date of the .Initial Closing of the sale of the Preferred Stock and Warrants.

            (viii) Indemnification.

                  (a) The Company shall indemnify the Holder of the Registrable Securities to be sold or resold pursuant to any registration statement hereunder and any underwriter or person deemed to be an underwriter under the Securities Act and each person, if any, who controls such Holder or underwriters or persons deemed to be underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which the Holder may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising from information furnished (or omitted to be furnished) by or on behalf of the Holder, in writing, for specific inclusion in such registration statement. The Holder of the Registrable Securities to be sold or resold pursuant to such registration statement, and their successors and assigns, shall indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which the Company may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished (or omitted to be furnished) by or on behalf of the Holder, in writing, for specific inclusion in such registration statement.

                  (b) If any action is brought against a party hereto, ("Indemnified Party") in respect of which indemnity may be sought against the other party ("Indemnifying Party"), such Indemnified Party shall promptly notify Indemnifying Party in writing of the institution of such action and Indemnifying Party shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to the Indemnified Party. Such Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by Indemnifying Party in connection with the defense of such action, or (ii) Indemnifying Party shall not have employed satisfactory counsel to defend such action, or (iii) such Indemnified Party shall have determined that there may be one or more legal defenses available to it which may result in a conflict between the Indemnified Party and Indemnifying Party (in which case Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events, the reasonable fees and expenses of counsel designated in writing by the Indemnified Party shall be borne by Indemnifying Party. Notwithstanding anything to the contrary contained herein, if Indemnified Party shall assume the defense of such action as provided above, Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent.

                  (c) If the indemnification or reimbursement provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then Indemnifying Party agrees, in lieu of indemnifying such Indemnified Party, to contribute to the amount paid or payable by such Indemnified Party (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by Indemnifying Party on the one hand and by such Indemnified Party on the other or
(ii) if (but only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of Indemnifying Party and of such Indemnified Party; provided, however, that in no event shall the aggregate amount contributed by the Holder exceed the profit, if any, earned by the Holder as a result of the exercise by him of the Warrants and the sale or resale by him of the Registrable Securities.

                  (d) The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

      D. Listing of Warrants on the OTC.

      Upon the request of a holder of the Warrants (following such holder obtaining the written consent of HCFP) or of HCFP, the Company shall use its best efforts (subject to the willingness of market makers to file Form 211 as required) to cause the Warrants to be listed on the OTC Bulletin Board and thereafter concurrently listed and/or quoted on any other trading market or exchange on which its Common Stock become quoted or listed in the future.

4.    No Short Sales.

      The Investor hereby agrees not to (and use its best effort not to permit any of its affiliates to) "short sell" the Company's securities through the date of effectiveness of the Registration Statement and shall not permit any securities owed by such Investor to be loaned or used by any broker or other person for short selling activities.

5.    Notices. All communications to the Company should be sent to:

                           GIANT MOTORSPORTS, INC.
                           13134 State Route 62
                           Salem, Ohio  44460
                           Attn:  Gregory A. Haehn, President and
                                  Chief Operating Officer
                           Tel.:  (330) 332-8534
                           Fax:   (330) 332-4727

                  with copies to:

                           Gusrae, Kaplan, Bruno & Nusbaum, PLLC
                           120 Wall Street, 11th Floor
                           New York, New York 10005
                           Attn: Lawrence G. Nusbaum, Esq.
                           Tel.:  (212) 269-1400
                           Fax:   (212) 809-5449

                  and

                           HCFP/Brenner Securities LLC
                           888 Seventh Avenue
                           New York, New York  10106
                           Attn:  Ira Scott Greenspan
                           Tel:   (212) 707-0355
                           Fax:   (212) 707-0378

                  and

                           Blank Rome LLP
                           405 Lexington Avenue
                           New York, New York  10174
                           Attention:  Brad L. Shiffman, Esq.
                           Tel.:  (212) 885-5442
                           Fax:   (212) 885-5001